                                             BANGLA PROPERTY MANAGEMENT, INC.

EXHIBIT 32.1 - CERTIFICATIONS

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Shuo Lou,  Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that this report on Form 10-QSB of Bangla Property Management,  Inc. for the  period ending June 30, 2005 fully complies with the requirements of Section  13(a) or 15(d) of the  Securities  Exchange Act of 1934 and that the information  contained in this report on Form 10-QSB fairly presents in all material respects the  financial  condition  and results of operations of  Bangla Property Management,  Inc.

December 14, 2005

/s/ Shuo Lou___________________

   Shuo Lou, Chief Financial Officer, Bangla Property Management, Inc.

   ____________________________________________________________________________________

   Form 10QSB for the period ending June 30, 2005                                                                     Page 19